CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 2 Forward-Looking Statements and Non-GAAP Financial Measures Statements contained in this investor presentation that are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and such forward-looking statements are subject to significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Act. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to, general and local economic conditions, the scope and duration of economic contraction as a result of the COVID-19 pandemic and its effects on the Company’s business and that of the Company’s customers, changes in market interest rates, deposit flows, demand for loans, real estate values and competition, competitive products and pricing, the ability of our customers to make scheduled loan payments, loan delinquency rates and trends, our ability to manage the risks involved in our business, our ability to control costs and expenses, inflation, market and monetary fluctuations, changes in federal and state legislation and regulation applicable to our business, actions by our competitors, and other factors that may be disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation. Explanation of Use of Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), we use, and this investor presentation contains or references, certain non-GAAP financial measures. We believe these non-GAAP financial measures provide useful information in understanding our underlying results of operations or financial position and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Non-GAAP adjusted items impacting the Company's financial performance are identified to assist investors in providing a complete understanding of factors and trends affecting the Company’s business and in analyzing the Company’s operating results on the same basis as that applied by management. Although we believe that these non-GAAP financial measures enhance the understanding of our business and performance, they should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 3 “We partner with individuals, businesses and communities to realize their dreams, protect their financial futures and improve their lives “ Mission Statement

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 4 Market Presence with Brand Recognition Seasoned Executive Leadership Deploying Technology to Enhance Client Experience Investment Summary Serving Stable Southwestern PA & Ohio River Valley markets Proven experience through all economic cycles Continuing to invest with a tech- forward and people-centric approach Investing for Growth Adding new talent, tech upgrades and investing in process improvement Rewarding Shareholders Stable quarterly dividend and active share repurchase program

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 5 Corporate Overview Headquartered in Southwestern, Pennsylvania Community Bank (the "Bank"), the wholly-owned subsidiary of CB Financial Services, Inc. operates eleven offices providing a wide range of banking services in Greene, Allegheny, Washington, Fayette, and Westmoreland Counties in southwestern Pennsylvania, and three offices in Marshall and Ohio Counties in West Virginia. In addition, the Bank provides personal and commercial insurance products through its Exchange Underwriters subsidiary which is based in the Bank's headquarters in Washington, PA. Financial Overview(1) Assets Loans Deposits $1.43 billion $1.04 billion $1.28 billion Founded in 1901 (1) Data is as of September 30, 2022

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 6 CBFV Share Price $20.98 Shares Outstanding 5.1M Public Float 4.7M Market Cap 107.2M Total Stockholders' Equity $106.7M Book Value per Common Share $20.94 Tangible Book Value per Common Share (1) $18.25 Price to Book Value 1.04x Price to Tangible Book Value (1) 1.19x P/E LTM (LTM EPS of $2.68) 7.83x P/E LTM (LTM Adjusted EPS of $1.88) (1) 11.16x ◦ All daily trading information/multiples as of October 25, 2022 ◦ All other financial information as of September 30, 2022 (1) Refer to Non-GAAP Financial Measures in the Appendix for the calculation of the measure and reconciliation to the most comparable GAAP measure. Share / Trading Information

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 7 Commercial Banking Retail Banking Mortgage Banking Insurance Brokerage ▪ Well-positioned to serve the needs of small and medium-sized businesses across our footprint ▪ Growing presence within the Pittsburgh MSA ▪ Strong asset quality ▪ Branch optimization completed in 2021 ▪ Currently operating in Southwestern PA and Ohio River Valley ▪ Ongoing investment in technology and physical infrastructure ▪ Active mortgage origination platform with dedicated mortgage originators ▪ Low volatility housing market ▪ Expanding mortgage banking platform into legacy markets ▪ Provides relatively uncorrelated source of revenues ▪ Complementary to commercial and retail banking business Diversified Business

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 8 Pittsburgh Metropolitan Area • 2.4 million people, including surrounding counties, with a median household income at $50,536(1) • Large market for energy, healthcare, technology, and manufacturing companies Large, Diverse Market Large Employers in Operating Area • Fortune 500 companies headquartered in Pittsburgh include: Kraft Heinz, PPG Industries, U.S. Steel, Alcoa, Dick’s Sporting Goods, and WESCO International(2) • The largest employers within the operating area include: Education • Carnegie Mellon University and the University of Pittsburgh bring tech jobs and innovation to the area, both through direct university activities and by providing a steady stream of graduates for employment elsewhere in the community • UPMC is investing $2 billion in three new specialty hospitals in Pittsburgh and is constructing a new hospital facility in Washington County, PA Opening of Southern Beltway • Pittsburgh’s first major highway in decades • 110,000 drivers connected between Washington County and Pittsburgh International Airport 1. https://www.statista.com/statistics/815309/pittsburgh-metro-area-population/#:~:text=In%202021%2C%20the%20population%20of,was%20about%202.37%20million%20people. 2. http://fortune.com/fortune500/ Attractive Operating Market

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 9 O N G O IN G C O M M U N IC A T IO N 2H 2 02 1 1H 2 02 2 Q 3 20 22 PHASES ACTION BUSINESS BANKING TEAM LENDING INITIATIVES • Efficiency in indirect auto loan process while not sacrificing credit quality • Leveraged CB’s 120th anniversary to generate awareness LEADERSHIP • Added seasoned commercial and retail sales leaders tasked with driving growth • Credit management team has experience managing credit through prior recessionary periods GOAL: Leverage strong brand recognition and lending relationships to support organic loan growth and enhance revenue generating potential in CB’s core markets MOVING FORWARD • Identify Talent • Productivity Management • Leverage Resilient and Scalable Franchise Revenue Generating Initiatives • Created Business Banking Team with over 70 years of combined experience in the current market. • Updated Small Business lending policy to enable extreme responsiveness and processing.

Executive Leadership Team



John Montgomery

President & CEO since August 2020

Previously Chief Credit Officer at First Bank, a privately held $6 Billion bank

Over 30 years of experience



Ralph Burchianti

Senior Executive Vice President & Chief Credit Officer, Director since 2018

Nearly 35 years of experience with CBFV

Responsibilities include oversight of credit and underwriting policies



Jamie Prah

Executive Vice President & Chief Financial Officer. 20+ years of banking experience with over 10 years in CEO/CFO role.Responsible for financial oversight, SEC/Regulatory reporting, strategic planning



Jennifer George

Senior Executive Vice President & Chief Operations Officer. Appointed SEVP in October 2021, EVP – COO in May 2019, joined CBFV in October 2014



Alan Bicker

Executive Vice President, Chief Consumer Banking Officer since March 2022

Responsibilities include all retail bank operations and related support systems



Bruce Sharp

Executive Vice President, Chief Commercial Banking Officer since February 2022. Responsibilities include all commercial sales, customer service, process, and product initiatives



Ben Brown

Executive Vice President, Director of Client Experience & Innovation Since April 2022. Responsibilities include overseeing operations tied to client experience and employee engagement functions

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 10

Strong Q3 Performance

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 12 Q3 2022 – Highlights of the Quarter Improvement in Multiple Key Metrics(1) • Net Interest Margin (NIM) of 3.29%, up 17 basis points from the second quarter • Q3 2022 adjusted Efficiency Ratio (non-GAAP) of 63.0%, compared with 77.3% in Q3 2021. • Pre-tax, pre-provision (PTPP) net income of $4.9M in Q3 2022 was up 102.2% compared with $2.4M during Q3 2021 Loan momentum and Capital redeployment to shareholders continues • Loans, excluding Payroll Protection Program (PPP) loans, grew $18.1 million (7.1% annualized) from June 30, 2022 • Tier 1 capital remains strong at 12.0%, compared with 11.8% at June 30, 2022 • Repurchased 30,271 shares at an average cost of $22.39, with $8.7 million of remaining availability (1) Numbers and comparisons may be on an adjusted basis. See appendix for discussion and reconciliation of non-GAAP financial measures. Numbers and percent changes may not add/equate precisely due to rounding. Financial Performance Balance Sheet Strength Strong quarterly performance, driven by operating leverage and strategic initiatives driving financial results

Financial Update – Q3 2022

($000s except per share)	2019 FY 12/31/19	2020 FY 12/31/20	2021 FY 12/31/21	Q3 2021 9/30/21	**Q3 2022 9/30/22**
Balance Sheet					
Total Assets	$1,321,537	$1,416,720	$1,425,479	$1,474,818	**$1,425,920**
Total Loans	952,496	1,044,753	1,020,796	1,019,006	**1,042,942**
Total Deposits	1,118,359	1,224,569	1,226,613	1,287,803	**1,275,834**
Tangible Common Equity[2]	112,145	116,399	118,097	115,515	**93,015**
Loans/ Deposits	85.2 %	85.3 %	83.2 %	79.1 %	**81.7 %**
Capital Ratios (%)					
Tier 1 Leverage	7.85 %	7.81 %	7.76 %	7.38 %	**8.51 %**
Tangible. Common Equity / Tangible Assets[2]	8.74	8.32	8.37	7.92	**6.59**
Tier 1 Ratio[3]	11.40	11.80	11.95	11.53	**12.02**
Total Capital Ratio[3]	12.50	13.00	13.18	12.77	**13.27**
Asset Quality (%)[1]					
NPAs/ Assets	0.42 %	1.04 %	0.51 %	0.74 %	**0.41 %**
NCOs/ Avg Loans	0.05	0.11	—	(0.01)	**(0.01)**
Reserves/ Nonaccrual Loans	340	117	233	135	**319**
Profitability					
Net Income (Loss)	$ 14,327	$ (10,640)	$ 11,570	$ 1,983	**$ 3,929**
ROAA	1.09 %	(0.77)%	0.79 %	0.54 %	**1.12 %**
PTPP ROAA[2]	1.28	1.05	1.32	0.66	**1.40**
ROAE	9.89	(7.18)	8.66	5.93	**13.60**
ROATCE[2]	15.09	8.86	12.54	8.24	**17.25**
Net Interest Margin (FTE)[2]	3.64	3.32	2.94	2.89	**3.30**
Adjusted Efficiency Ratio[2]	63.83	68.14	74.25	77.27	**63.02**
Diluted EPS	$ 2.63	$ (1.97)	$ 2.15	$ 0.37	**$ 0.77**
TBV Per Share[2]	20.52	21.42	22.45	21.67	**18.25**

(1) NPLs include nonaccrual loans, 90+ days past due loans and TDRs. NPAs include NPLs and OREO.
(2) Non-GAAP financial metric. Please see the appendix to view this presentation for Non-GAAP reconciliations.
(3) Regulatory capital ratios are bank-level.

- Diluted EPS (GAAP) for Q3 2022 was $0.77, compared to $0.37 in the prior year period
- NIM (FTE) (Non-GAAP) increased 41 bps year-over-year to 3.30% compared with Q3 2021 of 2.89% on declining asset yields slightly offset by lower interest-bearing deposit costs
- Total loans (including PPP loans) were $1.04 billion, an increase of $22.1 million compared to prior year end
- Total loans (excluding PPP loans) were $1.04 billion, a increase of $45.9 million compared to the prior year end
- Total deposits were $1.28 billion, an increase of $49.2 million compared to the prior year end
- Regulatory capital levels remain well capitalized

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 13

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 14 Period ended balances excluding PPP loans were $1.04 billion at September 30, 2022 compared to $968.9 million at September 30, 2021, an increase of 7.6%. in m ill io ns Quarter End Loan Balances $969 $996 $1,012 $1,024 $1,042 Total Loans excluding PPP(1) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $700 $750 $800 $850 $900 $950 $1,000 $1,050 $1,100 Quarterly Loan Growth excluding PPP loans (1) Non-GAAP financial metric. Please see the appendix to view this presentation for Non-GAAP reconciliations.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 15 After completion of the branch optimization in June 2021, there has been continuous growth in core earnings from $2.7 million to $4.4 million in the three months ended September 30, 2022, an increase of 61.9%. in th ou sa nd s $3,164 $3,005 $3,024 $3,059 $2,729 $3,297 $3,449 $3,460 $3,927 $4,417 Core Earnings Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1. Core earnings based on adjustments made in Non-GAAP Financial Measures: Core Earnings table in Appendix. Core Earnings GAAP equivalent is pre-tax income(loss) for the following quarters starting with Q2 2020 as noted, $3.6 million, $(17.6) million, $3.7 million, $3.8 million, $(369,000), $2.4 million, $8.9 million, $3.9 million, $74,000, $4.9 million Core Earnings(1) Growth

Driving Margins by Controlling Costs

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 17 ▪ Total Interest and Dividend Income, plus Insurance Commissions, continue to grow ▪ Completion of optimization initiative in 2021 is resulting in improved efficiency ▪ Investing in retail deposit and commercial loan growth through our recent strategic hires Improving Returns on Our Human Capital Revenue per Full-time Employee $208,853 $183,024 $245,865 $258,995 FY 2019 FY 2020 FY 2021 FY 2022 (Annualized) $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 $240,000 $260,000 Revenue Metrics Benefiting from Optimization Efforts

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 18 ◦ Reduced overall branch locations from 22 to 14 over the past 7 quarters ◦ Gaining traction in reduction of non-interest expense, including salaries ◦ Deposits per branch continuing to trend well above pre-optimization levels ◦ Focus on driving revenue initiatives while continuing to scrub for additional optimization opportunities Branch Optimization Efforts Yielding Results $ in thousands $55,662 $58,385 $79,757 $80,488 $87,615 $89,308 $86,799 $91,131 Total Deposits Deposits Per Branch 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 $1,000,000 $1,050,000 $1,100,000 $1,150,000 $1,200,000 $1,250,000 $1,300,000 $1,350,000 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 Increasing Efficiency In Our Branch Networks $ in th ou sa nd s

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 19 * Peers include public and private Pennsylvania banks with total assets of $1 billion to $5 billion as of 6/30/22. Source: S&P Global Market Intelligence; Financial data as of 6/30/22. CB Has Maintained a Lower Average Cost of Deposits Versus Peers* Through the Most Recent Cycle CB Peers Avg Fed Funds Rate 2018 2019 2020 2021 Q1 2022 Q2 2022 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Favorable Cost of Deposits

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 20 * Peers include public and private Pennsylvania banks with total assets of $1 billion to $5 billion as of 6/30/22. Source: S&P Global Market Intelligence; Financial data as of 6/30/22. CB Has Maintained a Higher Non-Interest Bearing Deposit Compared to Peers Average* Through the Most Recent Cycle CB Peers 2018 2019 2020 2021 1H 2022 10% 15% 20% 25% 30% 35% Non-Interest Bearing Deposit Market Advantage

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 21 Total income is increasing while total expenses remain flat over the prior 5 quarters, producing positive operating leverage. in th ou sa nd s Core Income (1) Core Expense (1) Income Trendline Expense Trendline Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $— $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 1. Core income/expense based on adjustments made in Non-GAAP Financial Measures: Core Earnings table in Appendix Operating Leverage Benefiting From Optimization

Credit Insights

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 23 Home Prices and Unemployment in the Pittsburgh MSA Compared Favorably with Pennsylvania and National Average Attractive Operating Markets ~ Less Recessionary Impact During Last Recession

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 24 Credit Breakdown by Industry Industry Breakdown Total Outstanding Balance ($000)   % of Total Loans Retail Space $ 118,404 $ 1,042,942,000 11.4 % Multifamily 76,589 7.3 Office Space 59,562 5.7 Senior Housing 26,603 2.6 Hotels 17,217 1.7 Oil and Gas 10,071 1.0 Restaurants 3,752 0.4  Total Industries $ 312,198   29.9% ▪ No loans are in deferral as of 9/30/2022 ▪ Exposure includes categories of CRE, Construction CRE, and C&I loans Source: Company information as of 9/30/2022 Retail 37.9% Multifamily 24.6% Office Space 19.1% Senior Housing 8.5% Hotels 5.5% Oil and Gas 3.2% Restaurants 1.2% Diversified Commercial Book Reduces Recession Sensitivity

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 25 Borrower Credit Score Bands Borrower Credit Score Bands Total Outstanding Balance ($000) % of Indirect Loans   % of Total Loans > 800 $ 64,436 46.2% 6.2% 740-799 49,419 35.4 82% 4.7 700-739 16,163 11.6 1.5 661-699 7,852 5.6 0.8 640-660 616 0.4 0.1 < 640 1,017 0.7 $ 1,042,942,000.00 .1  Total $ 139,503 100.0%   13.4 % Key Takeaways: • Indirect Auto represents 13.4% of our total loan portfolio • Within Indirect Auto, 46.2% of loans are to borrowers with FICO scores of 800 or better at the time of underwriting • 81.6% of loans are to borrowers with FICO scores of 740 or better at the time of underwriting Source: Company information as of 9/30/2022 < 640 0.7% 640-660 0.5% 661-699 5.6% 700-739 11.6%740-799 35.4% > 800 46.2% Indirect Auto Lending Supported by Prime Borrower Relationships

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 26 Borrower Loan to Value Bands Borrower Loan to Value Bands Total Outstanding Balance ($000) % of Residential Loans   % of Total Loans < 50% $ 84,395 26.8% $ 1,042,942,000 8.1% 50% - 59% 38,040 12.1 $ 1 3.6 60% - 69% 57,044 18.1 5.5 70% - 79% 84,869 27.0 8.1 80% - 89% 29,165 9.3 2.8 90% - 99% 20,408 6.5 2.0 > 100% 861 0.3 0.1  Total Borrower Loan to Value Bands $ 314,781 100.0%   30.2 % Key Takeaways: • Mortgage loans represent 30.2% of our total loan portfolio • Within our mortgage book, 26.8% of loans carried an LTV of less than 50% at the time of underwriting • 57.0% of loans carried an LTV of 69% or lower at the time of underwriting Source: Company information as of 9/30/2022 < 50% 26.8% 50% - 59% 12.1% 60% - 69% 18.1% 70% - 79% 26.9% 80% - 89% 9.3% 90% - 99% 6.5% > 100% 0.3% Residential Real Estate Segment Characterized by Conservative Loan to Value (LTVs)

Returning Capital to Shareholders

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 28 Community Bank has paid a regular quarterly dividend of $0.24 per share since Q1 2019 Completed $7.5 million repurchase program in February 2022 308,996 Total Shares Average Cost $24.27 Authorized new $10 million repurchase program in April 2022 57,710 Shares purchased as of September 30, 2022 Average Cost $22.51 Strong Capital Position Allows us to Maintain Shareholder-friendly Initiatives Despite an Economic Uncertainty Shareholder Friendly Programs

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 29 Q3 2022 Update

Key Financial Metrics

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 31 ◦ Continuing to focus on credit underwriting standards ◦ Providing personalized customer engagement that leads to repeat and referral business ◦ Focusing on growth in core deposits ◦ Branch optimization ($ in m ill io ns ) Total Assets $1,321.5 $1,416.7 $1,425.5 $1,425.9 12/31/19 12/31/20 12/31/21 09/30/22 $600 $800 $1,000 $1,200 $1,400 $1,600 Operating Initiatives Have Led to a High-Quality Balance Sheet

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 32 Expertise in Commercial Real Estate Commercial & Industrial 6.0% Real Estate- Construction 4.7% Real Estate- Commercial 41.5% Real Estate- Residential 31.5% Consumer 14.4% Other 1.9% (as of September 30, 2022) ($ in m ill io ns ) Total Loans $952.8 $1,044.8 $1,020.8 $1,042.9 12/31/19 12/31/20 12/31/21 09/30/22 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 $1,100.0 Loan Growth Trend and CRE Loan Composition

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 33 Owner Occupied CRE Loans by Industry – $100.2M Non-Owner Occupied CRE Loans by Industry – $332.3M Source: Company information as of 9/30/2022 Retail Space 33.6% Other Non-Farm/Non- Residential 17.5% Warehouse Space 13.5% Office Space 12.7% Medical Facilities 6.5% Manufacturing 3.9% Churches 3.6% Senior Housing 3.5% Restaurant 2.2% Other 3.0% Retail Space 25.3% Multifamily 22.4% Warehouse Space 14.5% Office Space 11.2% Manufacturing 7.7% Senior Housing 5.7% Hotels 5.1% Medical Facilities 3.4% Other Non-Farm/ Non-Residential 2.7% Oil and Gas 1.6%Restaurants 0.4% Industry CRE Portfolio

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 34 C&I Loans by Industry – $61.4M excl. PPP Source: Company information as of 9/30/2022 Manufacturing 14.8% Arts, Entertainment and Recreation 10.4% Real Estate Rental and Leasing 10.1% Professional, Scientific, and Technical Services 9.1% Senior Housing 6.8% Retail Trade 6.6% Oil and Gas 6.1% Educational Services 5.9% Wholesale Trade 5.3% Finance and Insurance 5.1% Construction 4.5% Health Care and Social Assistance 4.3% Administrative and Support and Waste Management and Remediation Services 3.6% Transportation and Warehousing 2.8% Utilities 2.1% Other Services 2.1% Other C&I Industries 0.4% Industry C&I Portfolio

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 35 (as of September 30, 2022) ($ in m ill io ns ) Total Deposits $1,118.4 $1,224.6 $1,226.6 $1,275.8 12/31/19 12/31/20 12/31/21 09/30/22 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 Deposit Composition Non-Interest Bearing Demand Deposits 31.9% Interest Bearing Demand Deposits 23.4% Money Market Accounts 15.6% Savings Accounts 19.6% Time Deposits 9.5% Source: Company information as of 9/30/2022 Total Deposits and Deposit Composition

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 36 NCOs (Recoveries)/Average LoansNon-Current Loans/Total Loans Allowance for Loan Losses to Total Loans NPAs/Total Assets 0.85% 0.49% 0.52% 0.38% 0.39% 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% (0.01)% 0.03% (0.01)% 1.01% (0.01)% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.16% 1.13% 1.14% 1.25% 1.23% 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 1.10% 1.15% 1.20% 1.25% 1.30% 0.74% 0.51% 0.51% 0.42% 0.41% 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% Asset Quality Trends

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 37 • Noninterest income sources comprised approximately 18.2% of total operating revenue during Q3 2022; provides stable revenue stream • Q4 2021 Non interest income included $5.2 million from the sale of branches as part of optimization initiative $ in M ill io ns Total Revenue - Five Quarter Trend ($M) $10.0 $10.2 $9.9 $10.2 $11.0 $2.2 $8.7 $2.6 $2.1 $2.7 Net Interest Income Non Interest Income Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $0.0 $4.0 $8.0 $12.0 $16.0 $20.0 Q3 2022 - Noninterest Income Mix (000's) Insurance Commissions $1,368 49.9% Other Income $827 30.2% Service Fees $544 19.9% Revenue Diversification

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 38 (1) Refer to Non-GAAP Financial Measures in the Appendix for the calculation of the measure and reconciliation to the most comparable GAAP measure. Net Income $ in 000's $1,983 $6,965 $3,047 $118 $3,929 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $0 $2,000 $4,000 $6,000 $8,000 Adjusted Net Income (1) $ in 000's $1,966 $2,843 $3,059 $275 $3,619 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $0 $2,000 $4,000 $6,000 $8,000 Net Income and Adjusted Net Income(1) – Last 5 Quarters

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 39 (1) Refer to Non-GAAP Financial Measures in the Appendix for the calculation of the measure and reconciliation to the most comparable GAAP measure. EPS - Diluted 0.37 1.31 0.58 0.02 0.77 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 (0.25) 0.00 0.25 0.50 0.75 1.00 1.25 1.50 Adjusted EPS - Diluted 0.36 0.53 0.59 0.05 0.71 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 (0.25) 0.00 0.25 0.50 0.75 1.00 1.25 1.50 (1) EPS - Diluted and Adjusted EPS - Diluted(1) – Last 5 Quarters

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 40 (1) Net Interest Margin (GAAP) was 2.88%, 2.95%, 3.08%, 3.12%, and 3.29%, respectively, for the same time periods. 3.11% 3.17% 3.32% 3.37% 3.68% 2.89% 2.96% 3.10% 3.13% 3.30% 0.33% 0.31% 0.33% 0.36% 0.57% Yield on Earning Assets Net Interest Margin Cost of Funds Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Net Interest Margin (FTE)(1)

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 41 (1) Refer to Non-GAAP Financial Measures in the Appendix for the calculation of the measure and reconciliation to the most comparable GAAP measure. Efficiency Ratio (GAAP) was 80.05%, 52.71%, 69.21%, 68.55%, and 64.18%, respectively, for the same time periods. 77.27% 69.73% 65.88% 64.18% 63.02% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% Adjusted Efficiency Ratio(1)

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 42 Adjusted Return on Average Assets – ROAA(1) Adjusted Return on Average Equity – ROAE(1) (1) Refer to Non-GAAP Financial Measures in the Appendix for the calculation of the measure and reconciliation to the most comparable GAAP measure. ROAA (GAAP) was 0.54%, 1.87%, 0.87%, 0.03% and 1.12%, respectively, for the same time periods. ROAE (GAAP) was 5.93%, 20.95%, 9.50%, 0.40%, and 13.60%, respectively, for the same time periods. 0.53% 0.76% 0.87% 0.08% 1.03% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 5.88% 8.55% 9.54% 0.93% 12.53% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00%

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 43 11.79% 11.79% 13.04% 7.81% 11.95% 11.95% 13.18% 7.76% 12.02% 12.02% 13.27% 8.51% December 31, 2020 December 31, 2021 September 30, 2022 Common Equity Tier 1 Capital (to Risk Weighted Assets) Tier 1 Capital (to Risk Weighted Assets) Total Capital (to Risk Weighted Assets) Tier 1 Leverage (to Adjusted Total Assets) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Strong Capital Ratios (Community Bank)

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 44 Estimated % Change in Net Interest Income Over: 0 – 12 Months (1) 13 – 24 Months (2) Change in Interest Rates Actual Actual Up 400 bps 2.53% 2.32% Up 300 bps 2.09% 2.16% Up 200 bps 1.74% 1.94% Up 100 bps 1.36% 1.10% Down 100 bps (2.01)% (0.76)% Source: Company information as of September 30, 2022. (1) Assumes a parallel shift in the yield curve over 12 months, with no change thereafter. (2) Assumes a parallel shift in the yield curve over 24 months, with no change thereafter. • The sensitivity is measured as a percentage change in net interest income given the stated changes in interest rates compared to net interest income with rates unchanged in the same period Interest Rate Risk Sensitivity

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 45 ◦ Intense focus on sales and service culture which builds full relationships with our customers ◦ Utilize technology investments to enhance speed of process while improving customer experience ◦ Enhance profitability and efficiency potential while continuing to invest for future growth ◦ Continue our track record of opportunistic growth in the robust Pittsburgh Metropolitan and across our footprint ◦ Maintain and expand our low-cost deposit base which enables the bank to deliver attractive net interest margins ◦ Leverage our credit culture and strong loan underwriting as a foundation to uphold our asset quality metrics Be the Community Bank of choice across our footprint for residents and small and medium-sized businesses Concluding Thoughts

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 46 Company Contact John H. Montgomery President and Chief Executive Officer Phone: (724) 225-2400 Investor Relations Jeremy Hellman, CFA Phone: (212) 836-9626 Email: jhellman@equityny.com NASDAQ Global Market: CBFV 100 N. Market Street Carmichaels, PA 15320 Phone: (724) 966-5041 Fax: (724) 966-7867 Contact Information

Appendix

Selected Consolidated Financial Information

(Dollars in thousands) (Unaudited)

Selected Financial Condition Data	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
ASSETS					
Cash and Due From Banks	$ 122,801	$ 81,121	$ 123,588	$ 119,674	$ 173,523
Securities	193,846	213,505	231,097	224,974	221,351
Loans Held for Sale	—	—	—	—	17,407
Loans					
Real Estate:					
Residential	328,248	325,138	317,254	320,798	317,373
Commercial	432,516	426,105	427,227	392,124	379,621
Construction	49,502	41,277	54,227	85,028	78,075
Commercial and Industrial					
PPP	768	3,853	8,242	24,523	32,703
Other Commercial and Industrial	61,428	62,054	59,601	64,487	69,657
Consumer	150,615	148,921	143,422	122,152	112,087
Other	19,865	20,621	10,669	11,684	12,083
Total Loans	1,042,942	1,027,969	1,020,642	1,020,796	1,001,599
Allowance for Loan Losses	(12,854)	(12,833)	(11,595)	(11,582)	(11,581)
Loans, Net	1,030,088	1,015,136	1,009,047	1,009,214	990,018
Premises and Equipment Held for Sale	—	—	—	—	795
Premises and Equipment, Net	18,064	18,196	18,349	18,399	18,502
Bank-Owned Life Insurance	25,750	25,610	25,468	25,332	25,190
Goodwill	9,732	9,732	9,732	9,732	9,732
Intangible Assets, Net	3,959	4,404	4,850	5,295	5,740
Accrued Interest and Other Assets	21,680	18,757	16,539	12,859	12,560
Total Assets	$ 1,425,920	$ 1,386,461	$ 1,438,670	$ 1,425,479	$ 1,474,818
LIABILITIES					
Deposits Held for Sale	$ —	$ —	$ —	$ —	$ 102,647
Deposits					
Non-Interest Bearing Demand Deposits	407,107	389,127	400,105	385,775	373,320
Interest Bearing Demand Accounts	298,755	265,347	280,455	272,518	244,004
Money Market Accounts	198,715	185,308	192,929	192,125	190,426
Savings Accounts	250,378	250,226	247,589	239,482	232,679
Time Deposits	120,879	125,182	129,235	136,713	144,727
Total Deposits	1,275,834	1,215,190	1,250,313	1,226,613	1,185,156
Short-Term Borrowings	18,108	32,178	39,219	39,266	42,623
Other Borrowings	17,627	17,618	17,607	17,601	6,000
Accrued Interest and Other Liabilities	7,645	7,703	9,375	8,875	7,405
Total Liabilities	1,319,214	1,272,689	1,316,514	1,292,355	1,343,831
STOCKHOLDERS' EQUITY	$ 106,706	$ 113,772	$ 122,156	$ 133,124	$ 130,987
Total Liabilities and Stockholders' Equity	$ 1,425,920	$ 1,386,461	$ 1,438,670	$ 1,425,479	$ 1,474,818

CB Financial Services, Inc. (Nasdaq: CBFV)
October 2022
Page 48

Quarterly Income Statements

(Dollars in thousands) (Unaudited)

Selected Operating Data	Three Months Ended 9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	Nine Months Ended 9/30/22	9/30/21
Interest and Dividend Income							
Loans, Including Fees	$ 10,815	$ 9,733	$ 9,551	$ 9,904	$ 9,718	$ 30,098	$ 29,800
Securities:							
Taxable	985	988	905	866	843	2,878	2,124
Tax-Exempt	49	57	66	66	71	172	223
Dividends	21	20	22	21	19	64	63
Other Interest and Dividend Income	417	160	72	106	135	649	384
Total Interest and Dividend Income	12,287	10,958	10,616	10,963	10,786	33,861	32,594
Interest Expense							
Deposits	1,079	604	530	636	715	2,214	2,489
Short-Term Borrowings	19	18	19	26	25	56	72
Other Borrowings	174	173	174	70	36	522	112
Total Interest Expense	1,272	795	723	732	776	2,792	2,673
Net Interest and Dividend Income	11,015	10,163	9,893	10,231	10,010	31,069	29,921
Provision (Recovery) for Loan Losses	—	3,784	—	75	—	3,784	(1,200)
Net Interest and Dividend Income After Provision (Recovery) for Loan Losses	11,015	6,379	9,893	10,156	10,010	27,285	31,121
Noninterest Income:							
Service Fees	544	559	526	569	602	1,629	1,762
Insurance Commissions	1,368	1,369	1,798	1,618	1,194	4,535	3,998
Other Commissions	244	179	89	90	93	512	431
Net Gain on Sales of Loans	—	—	—	977	49	—	166
Net (Loss) Gain on Securities	(46)	(199)	(7)	44	24	(252)	482
Net Gain on Purchased Tax Credits	14	14	14	17	18	43	53
Gain on Sale of Branches	—	—	—	5,203	—	—	—
Net Gain (Loss) on Disposal of Fixed Assets	439	—	(8)	—	—	431	(3)
Income from Bank-Owned Life Insurance	140	142	136	142	138	418	411
Other Income	36	41	65	29	80	143	291
Total Noninterest Income	2,739	2,105	2,613	8,689	2,198	7,459	7,591
Noninterest Expense:							
Salaries and Employee Benefits	4,739	4,539	4,565	5,181	4,787	13,843	14,757
Occupancy	768	776	686	619	615	2,230	2,349
Equipment	170	182	210	252	205	561	782
Data Processing	540	446	485	488	541	1,471	1,666
FDIC Assessment	147	128	209	222	293	484	792
PA Shares Tax	240	240	240	173	224	721	714
Contracted Services	288	348	587	1,133	1,441	1,223	2,878
Legal and Professional Fees	334	389	152	206	180	876	788
Advertising	131	115	116	191	225	362	558
Other Real Estate Owned (Income)	(38)	(37)	(38)	(30)	(89)	(113)	(153)
Amortization of Intangible Assets	445	446	445	445	446	1,336	1,481
Intangible Assets and Goodwill Impairment	—	—	—	—	—	—	1,178
Writedown of Fixed Assets	—	—	—	23	2	—	2,270
Other	1,063	838	999	1,069	903	2,899	2,830
Total Noninterest Expense	8,827	8,410	8,656	9,972	9,773	25,893	32,890
Income Before Income Tax (Benefit) Expense	4,927	74	3,850	8,873	2,435	8,851	5,822
Income Tax (Benefit) Expense	998	(44)	803	1,908	452	1,757	1,217
Net Income	$ 3,929	$ 118	$ 3,047	$ 6,965	$ 1,983	$ 7,094	$ 4,605

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 49

Per Common Share Data

Per Common Share Data	Three Months Ended 9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	Nine Months Ended 9/30/22	9/30/21
Dividends Per Common Share	$ 0.24	$ 0.24	$ 0.24	$ 0.24	$ 0.24	$ 0.72	$ 0.72
Earnings Per Common Share - Basic	0.77	0.02	0.59	1.32	0.37	1.38	0.85
Earnings Per Common Share - Diluted	0.77	0.02	0.58	1.31	0.37	1.37	0.85
Adjusted Earnings Per Common Share - Diluted (Non-GAAP) (1)	0.71	0.05	0.59	0.53	0.36	1.35	1.42
Weighted Average Common Shares Outstanding - Basic	5,106,861	5,147,846	5,198,194	5,291,795	5,373,032	5,150,632	5,412,989
Weighted Average Common Shares Outstanding - Diluted	5,118,627	5,156,975	5,220,887	5,314,537	5,390,128	5,165,376	5,420,792

	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
Common Shares Outstanding	5,096,672	5,128,333	5,156,897	5,260,672	5,330,401
Book Value Per Common Share	$ 20.94	$ 22.18	$ 23.69	$ 25.31	$ 24.57
Tangible Book Value per Common Share (Non-GAAP) (2)	18.25	19.43	20.86	22.45	21.67
Stockholders' Equity to Assets	7.5%	8.2%	8.5%	9.3%	8.9%
Tangible Common Equity to Tangible Assets (Non-GAAP) (2)	6.6	7.3	7.6	8.4	7.9

(1) Non-GAAP Financial Measures: Adjusted Net Income, Adjusted EPS, Adjusted ROAA and Adjusted ROAE in the Appendix section.
(2) Non-GAAP Financial Measures: Tangible Common Equity, Tangible Book Value per Share and Tangible Common Equity to Tangible Assets in the Appendix section.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 50

Selected Financial Ratios / Asset Quality Ratios / Capital Ratios

Selected Financial Ratios [2]	Three Months Ended 9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	Nine Months Ended 9/30/22	9/30/21
Return on Average Assets	1.12 %	0.03 %	0.87 %	1.87 %	0.54 %	0.68 %	0.42 %
Adjusted Return on Average Assets (Non-GAAP) [1]	1.03	0.08	0.87	0.76	0.53	0.66	0.70
Return on Average Equity	13.60	0.40	9.50	20.95	5.93	7.85	4.59
Adjusted Return on Average Equity (Non-GAAP) [1]	12.53	0.93	9.54	8.55	5.88	7.69	7.65
Average Interest-Earning Assets to Average Interest-Bearing Liabilities	149.41	149.03	144.48	145.09	146.78	147.64	145.56
Average Equity to Average Assets	8.20	8.49	9.14	8.93	9.03	8.61	9.19
Net Interest Rate Spread	3.10	3.00	2.98	2.85	2.77	3.03	2.80
Net Interest Rate Spread (FTE) (Non-GAAP) [1]	3.11	3.01	2.99	2.86	2.78	3.04	2.81
Net Interest Margin	3.29	3.12	3.08	2.95	2.88	3.17	2.92
Net Interest Margin (FTE) (Non-GAAP) [1]	3.30	3.13	3.10	2.96	2.89	3.18	2.93
Net (Recoveries) Charge-offs to Average Loans	(0.01)	1.01	(0.01)	0.03	(0.01)	0.33	—
Efficiency Ratio	64.18	68.55	69.21	52.71	80.05	67.21	87.68
Adjusted Efficiency Ratio (Non-GAAP) [1]	63.02	64.18	65.88	69.73	77.27	64.33	75.92

Asset Quality Ratios	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
Allowance for Loan Losses to Total Loans	1.23 %	1.25 %	1.14 %	1.13 %	1.16 %
Allowance for Loan Losses to Total Loans, Excluding PPP Loans (Non-GAAP) [1]	1.23	1.25	1.15	1.16	1.20
Allowance for Loan Losses to Nonperforming Loans [3]	218.61	219.89	158.88	159.40	106.18
Allowance for Loan Losses to Noncurrent Loans [4]	318.96	329.47	218.28	233.37	135.37
Delinquent and Nonaccrual Loans to Total Loans [4] [5]	0.46	0.45	0.79	0.78	0.97
Nonperforming Loans to Total Loans [3]	0.56	0.57	0.72	0.71	1.09
Noncurrent Loans to Total Loans [4]	0.39	0.38	0.52	0.49	0.85
Nonperforming Assets to Total Assets [6]	0.41	0.42	0.51	0.51	0.74

Capital Ratios [7]	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
Common Equity Tier 1 Capital (to Risk Weighted Assets)	12.02 %	11.83 %	11.99 %	11.95 %	11.53 %
Tier 1 Capital (to Risk Weighted Assets)	12.02	11.83	11.99	11.95	11.53
Total Capital (to Risk Weighted Assets)	13.27	13.08	13.20	13.18	12.77
Tier 1 Leverage (to Adjusted Total Assets)	8.51	8.33	8.19	7.76	7.38

(1) Refer to Explanation of Use of Non-GAAP Financial Measures in this presentation for the calculation of the measure and reconciliation to the most comparable GAAP measure.
(2) Interim period ratios are calculated on an annualized basis.
(3) Nonperforming loans consist of nonaccrual loans, accruing loans that are 90 days or more past due, and troubled debt restructured loans.
(4) Noncurrent loans consist of nonaccrual loans and accruing loans that are 90 days or more past due.
(5) Delinquent loans consist of accruing loans that are 30 days or more past due.
(6) Nonperforming assets consist of nonperforming loans and other real estate owned.
(7) Capital ratios are for Community Bank only.

Certain items previously reported may have been reclassified to conform with the current reporting period's format.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 51

Average Balances and Yields

	Three Months Ended														
	September 30, 2022			June 30, 2022			March 31, 2022			December 31, 2021			September 30, 2021		
(Dollars in thousands) (Unaudited)	Average Balance	Interest and Dividends	Yield / Cost [1]	Average Balance	Interest and Dividends	Yield / Cost [1]	Average Balance	Interest and Dividends	Yield / Cost [1]	Average Balance	Interest and Dividends	Yield / Cost [1]	Average Balance	Interest and Dividends	Yield / Cost [1]
Assets:															
Interest-Earning Assets:															
Loans, Net [2]	$ 1,024,363	$ 10,833	4.20 %	$ 1,007,874	$ 9,751	3.88 %	$ 1,009,210	$ 9,573	3.85 %	$ 1,004,827	$ 9,927	3.92 %	$ 1,004,474	$ 9,740	3.85 %
Debt Securities															
Taxable	222,110	985	1.77	228,315	988	1.73	215,906	905	1.68	205,328	866	1.69	197,763	843	1.71
Exempt From Federal Tax	7,998	62	3.10	9,109	73	3.21	10,195	84	3.30	10,477	84	3.21	11,647	90	3.09
Equity Securities	2,693	21	3.12	2,693	20	2.97	2,693	22	3.27	2,693	21	3.12	2,655	19	2.86
Interest Bearing Deposits at Other Banks	67,870	378	2.23	56,379	122	0.87	59,296	33	0.22	150,102	61	0.16	160,935	92	0.23
Other Interest-Earning Assets	2,784	39	5.56	3,235	38	4.71	3,483	39	4.54	3,475	45	5.14	3,512	43	4.86
Total Interest-Earning Assets	1,327,818	12,318	3.68	1,307,605	10,992	3.37	1,300,783	10,656	3.32	1,376,902	11,004	3.17	1,380,986	10,827	3.11
Noninterest-Earning Assets	68,796			84,323			122,288			100,607			88,291		
Total Assets	$ 1,396,614			$ 1,391,928			$ 1,423,071			$ 1,477,509			$ 1,469,277		
Liabilities and Stockholders' Equity															
Interest-Bearing Liabilities:															
Interest-Bearing Demand Deposits [3]	$ 278,412	393	0.56 %	$ 260,655	111	0.17 %	$ 276,603	48	0.07 %	$ 278,546	51	0.07 %	$ 275,411	48	0.07 %
Savings [3]	251,148	20	0.03	248,356	20	0.03	243,786	19	0.03	252,387	20	0.03	251,801	21	0.03
Money Market [3]	189,371	269	0.56	188,804	61	0.13	192,425	41	0.09	209,572	57	0.11	198,167	55	0.11
Time Deposits [3]	123,438	397	1.28	127,832	412	1.29	132,015	422	1.30	154,342	508	1.31	168,654	591	1.39
Total Interest-Bearing Deposits [3]	842,369	1,079	0.51	825,647	604	0.29	844,829	530	0.25	894,847	636	0.28	894,033	715	0.32
Short-Term Borrowings															
Securities Sold Under Agreements to Repurchase	28,738	19	0.26	34,135	18	0.21	37,884	19	0.20	44,709	26	0.23	40,818	25	0.24
Other Borrowings	17,621	174	3.92	17,611	173	3.94	17,604	174	4.01	9,474	70	2.93	6,000	36	2.38
Total Interest-Bearing Liabilities	888,728	1,272	0.57	877,393	795	0.36	900,317	723	0.33	949,030	732	0.31	940,851	776	0.33
Noninterest-Bearing Demand Deposits	390,658			391,975			384,188			388,787			387,746		
Accrued Interest Payable and Other Liabilities	2,636			4,415			8,554			7,800			8,019		
Total Liabilities	1,282,022			1,273,783			1,293,059			1,345,617			1,336,616		
Stockholders' Equity	114,592			118,145			130,012			131,892			132,661		
Total Liabilities and Stockholders' Equity	$ 1,396,614			$ 1,391,928			$ 1,423,071			$ 1,477,509			$ 1,469,277		
Net Interest Income (FTE) (Non-GAAP) [4]		11,046			10,197			9,933			10,272			10,051	
Net Interest-Earning Assets [5]	439,090			430,212			400,466			427,872			440,135		
Net Interest Rate Spread (FTE)(Non-GAAP) [4][6]			3.11 %			3.01 %			2.99 %			2.86 %			2.78 %
Net Interest Margin (FTE) (Non-GAAP) [4][7]			3.30			3.13			3.10			2.96			2.89
PPP Loans	2,424	123	20.13	5,546	144	10.41	14,673	445	12.30	29,067	391	5.34	40,313	484	4.76

(1) Annualized based on three months ended results.
(2) Net of allowance for loan losses and includes nonaccrual loans with a zero yield and Loans Held for Sale if applicable
(3) Includes Deposits Held for Sale that were sold in December 2021.
(4) Refer to Explanation and Use of Non-GAAP Financial Measures in this presentation for the calculation of the measure and reconciliation to the most comparable GAAP measure.
(5) Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(6) Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.
(7) Net interest margin represents net interest income divided by average total interest-earning assets.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 52

Non-GAAP Financial Measures: Adjusted Net Income, Adjusted EPS, Adjusted ROAA and Adjusted ROAE

(Dollars in thousands, except share and per share data) (Unaudited)	Three Months Ended 9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
Net Income (GAAP)	$ 3,929	$ 118	$ 3,047	$ 6,965	$ 1,983
Adjustments					
Loss (Gain) on Securities	46	199	7	(44)	(24)
(Gain) on Sale of Branches	—	—	—	(5,203)	—
(Gain) Loss on Disposal of Fixed Assets	(439)	—	8	—	—
Tax effect	83	(42)	(3)	1,102	5
Non-Cash Charges:					
Intangible Asset and Goodwill Impairment	—	—	—	—	—
Writedown on Fixed Assets	—	—	—	23	2
Tax Effect	—	—	—	—	—
Adjusted Net Income (Non-GAAP)	$ 3,619	$ 275	$ 3,059	$ 2,843	$ 1,966
Weighted-Average Diluted Common Shares and Common Stock Equivalents Outstanding	5,118,627	5,156,975	5,220,887	5,314,537	5,390,128
Earnings per Common Share - Diluted (GAAP)	$ 0.77	$ 0.02	$ 0.58	$ 1.31	$ 0.37
Adjusted Earnings per Common Share - Diluted (Non-GAAP)	$ 0.71	$ 0.05	$ 0.59	$ 0.53	$ 0.36
Net Income (GAAP) (Numerator)	$ 3,929	$ 118	$ 3,047	$ 6,965	$ 1,983
Annualization Factor	3.97	4.01	4.06	3.97	3.97
Average Assets (Denominator)	$1,396,614	$1,391,928	$1,423,071	$1,477,509	$1,469,277
Return on Average Assets (GAAP)	1.12 %	0.03 %	0.87 %	1.87 %	0.54 %
Adjusted Net Income (Non-GAAP) (Numerator)	$ 3,619	$ 275	$ 3,059	$ 2,843	$ 1,966
Annualization Factor	3.97	4.01	4.06	3.97	3.97
Average Assets (Denominator)	$1,396,614	$1,391,928	$1,423,071	$1,477,509	$1,469,277
Adjusted Return on Average Assets (Non-GAAP)	1.03 %	0.08 %	0.87 %	0.76 %	0.53 %

(Dollars in thousands) (Unaudited)	Three Months Ended 9/30/22	6/30/22	3/31/22	12/31/21	9/30/21
Net Income (GAAP) (Numerator)	$ 3,929	118	3,047	6,965	1,983
Annualization Factor	3.97	4.01	4.06	3.97	3.97
Average Equity (Denominator) (GAAP)	$ 114,592	118,145	130,012	131,892	132,661
Return on Average Equity (GAAP)	13.60%	0.40 %	9.50 %	20.95 %	5.93 %
Adjusted Net Income (Non- GAAP) (Numerator)	$ 3,619	$ 275	$ 3,059	$ 2,843	$ 1,966
Annualization Factor	3.97	4.01	4.06	3.97	3.97
Average Equity (Denominator) (GAAP)	$ 114,592	118,145	130,012	131,892	132,661
Adjusted Return on Average Equity (Non-GAAP)	12.53%	0.93 %	9.54 %	8.55 %	5.88 %

Share Price	$	21.76
Divided by: Earnings per Common Share - Diluted (GAAP) (Last 12 Months)	$	2.68
Price to EPS (GAAP)		8.1x
Share Price	$	21.76
Divided by: Adjusted Earnings per Common Share - Diluted (GAAP) (Last 12 Months)	$	1.88
Price to Adjusted EPS (Non-GAAP)		11.6x

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 53

Non-GAAP Financial Measures: Tangible Common Equity, Tangible Book Value per Share and Tangible Common Equity to Tangible Assets

(Dollars in thousands, except share and per share data)	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	12/31/20	12/31/19
Stockholders' Equity (GAAP)	$ 106,706	$ 113,772	$ 122,156	$ 133,124	$ 130,987	$ 134,530	$ 151,097
Goodwill and Intangible Assets, Net	(13,691)	(14,136)	(14,582)	(15,027)	(15,472)	(18,131)	(38,952)
Tangible Common Equity or Tangible Book Value (Non-GAAP)	$ 93,015	$ 99,636	$ 107,574	$ 118,097	$ 115,515	$ 116,399	$ 112,145
Common Shares Outstanding	5,096,672	5,128,333	5,156,897	5,260,672	5,330,401	5,434,374	5,463,828
Book Value per Common Share (GAAP)	$ 20.94	$ 22.18	$ 23.69	$ 25.31	$ 24.57	$ 24.76	$ 27.65
Tangible Book Value per Common Share (Non-GAAP)	$ 18.25	$ 19.43	$ 20.86	$ 22.45	$ 21.67	$ 21.42	$ 20.52
Total Assets (GAAP)	$ 1,425,920	$ 1,386,461	$ 1,438,670	$ 1,425,479	$ 1,474,818	$ 1,416,720	$ 1,321,537
Goodwill and Intangible Assets, Net	(13,691)	(14,136)	(14,582)	(15,027)	(15,472)	(18,131)	(38,952)
Tangible Assets (Non-GAAP)	$ 1,412,229	$ 1,372,325	$ 1,424,088	$ 1,410,452	$ 1,459,346	$ 1,398,589	$ 1,282,585
Stockholders' Equity to Assets (GAAP)	7.5%	8.2%	8.5%	9.3%	8.9%	9.5%	11.4%
Tangible Common Equity / Tangible Assets (Non-GAAP)	6.6%	7.3%	7.6%	8.4%	7.9%	8.3%	8.7%
Share Price (as of September 30, 2022)	$ 21.76						
Price to Book Value (GAAP)	1.04x						
Price to Tangible Book Value (Non-GAAP)	1.19x						

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 54

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 55 Three Months Ended Full Year 9/30/22 9/30/21 12/31/21 12/31/20 12/31/19 (Dollars in thousands) Net Income (Loss) (GAAP) $ 3,929 $ 1,983 $ 11,570 $ (10,640) $ 14,327 Amortization of Intangible Assets, Net 445 446 1,926 2,128 1,532 Goodwill Impairment — — 1,178 18,693 — Adjusted Net Income (Non-GAAP) (Numerator) $ 4,374 $ 2,429 $ 14,674 $ 10,181 $ 15,859 Annualization Factor 3.97 3.97 1.00 1.00 1.00 Average Stockholders' Equity (GAAP) $ 114,592 $ 132,661 $ 133,605 $ 148,132 $ 144,903 Average Goodwill and Intangible Assets, Net (13,968) (15,754) (16,591) (33,207) (39,782) Average Tangible Common Equity (Non-GAAP) (Denominator) $ 100,624 $ 116,907 $ 117,014 $ 114,925 $ 105,121 Return on Average Equity (GAAP) 13.60% 5.93% 8.66% (7.18) % 9.89 % Return on Average Tangible Common Equity (Non-GAAP) 17.25% 8.24% 12.54% 8.86% 15.09 % Non-GAAP Financial Measures: Return on Average Tangible Common Equity

Non-GAAP Financial Measures: Net Interest Rate Spread (FTE) and Net Interest Margin (FTE)

	Three Months Ended					Full Year		
	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	12/31/21	12/31/20	12/31/19
(Dollars in thousands)								
Interest Income per Consolidated Statement of Income (GAAP)	$ 12,287	$ 10,958	$ 10,616	$ 10,963	$ 10,786	$ 43,557	$ 47,467	$ 51,031
Adjustment to FTE Basis	31	34	40	41	41	172	211	251
Interest Income (FTE) (Non-GAAP)	$ 12,318	$ 10,992	$ 10,656	$ 11,004	$ 10,827	$ 43,729	$ 47,678	$ 51,282
Interest Expense per Consolidated Statement of Income (GAAP)	1,272	795	723	732	776	3,405	5,563	7,857
Net Interest Income (FTE) (Non-GAAP)	$ 11,046	$ 10,197	$ 9,933	$ 10,272	$ 10,051	$ 40,324	$ 42,115	$ 43,425
Net Interest Income (GAAP)	$ 11,015	$ 10,163	$ 9,893	$ 10,231	$ 10,010	$ 40,152	$ 41,904	$ 43,174
Net Interest Rate Spread (GAAP)	3.10 %	3.00 %	2.98 %	2.85 %	2.77 %	2.81 %	3.13%	3.40%
Adjustment to FTE Basis	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.02
Net Interest Rate Spread (FTE) (Non-GAAP)	3.11 %	3.01 %	2.99 %	2.86 %	2.78 %	2.82 %	3.15%	3.42%
Divided by: Average Interest Earning Assets	$ 1,327,818	$ 1,307,605	$ 1,300,783	$ 1,376,902	$ 1,380,986	$ 1,373,380	$ 1,268,833	$ 1,192,371
Multiplied by: Annualization Factor	3.9674	4.0110	4.0556	3.9674	3.9674	1.0000	1.0000	1.0000
Net Interest Margin (FTE) (Non-GAAP)	3.30 %	3.13 %	3.10 %	2.96 %	2.89 %	2.94 %	3.32%	3.64%
Net Interest Margin (GAAP)	3.29 %	3.12 %	3.08 %	2.95 %	2.88 %	2.92 %	3.30%	3.62%

CB Financial Services, Inc. (Nasdaq: CBFV)
October 2022
Page 56

Non-GAAP Financial Measures: Adjusted Efficiency Ratio

(Dollars in thousands)	Three Months Ended 9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	Full Year 12/31/21	12/31/20	12/31/19
Efficiency Ratio (GAAP)								
Noninterest expense (GAAP)	$ 8,827	$ 8,410	$ 8,656	$ 9,972	$ 9,773	$ 42,862	$ 56,767	$ 34,960
Net Interest and Dividend Income (GAAP)	11,015	10,163	9,893	10,231	10,010	40,152	41,904	43,174
Noninterest Income (GAAP)	2,739	2,105	2,613	8,689	2,198	16,280	9,471	8,567
Operating Revenue (GAAP)	$ 13,754	$ 12,268	$ 12,506	$ 18,920	$ 12,208	$ 56,432	$ 51,375	$ 51,741
Efficiency Ratio (GAAP)	64.18 %	68.55 %	69.21 %	52.71 %	80.05 %	75.95 %	110.50 %	67.57 %
Adjusted Efficiency Ratio (Non-GAAP)								
Noninterest expense (GAAP)	$ 8,827	$ 8,410	$ 8,656	$ 9,972	$ 9,773	$ 42,862	$ 56,767	$ 34,960
Less:								
Other Real Estate Owned (Income)	(38)	(37)	(38)	(30)	(89)	(183)	(69)	(103)
Amortization of Intangible Assets, Net	445	446	445	445	446	1,926	2,128	2,127
Intangible Assets and Goodwill Impairment	—	—	—	—	—	1,178	18,693	—
Writedown on Fixed Assets	—	—	—	23	2	2,293	1,124	—
Adjusted Noninterest Expense (Non-GAAP)	$ 8,420	$ 8,001	$ 8,249	$ 9,534	$ 9,414	$ 37,648	$ 34,891	$ 32,936
Net Interest and Dividend Income (GAAP)	$ 11,015	$ 10,163	$ 9,893	$ 10,231	$ 10,010	$ 40,152	$ 41,904	$ 43,174
Noninterest Income (GAAP)	2,739	2,105	2,613	8,689	2,198	16,280	9,471	8,567
Less:								
Net (Loss) Gain on Securities	(46)	(199)	(7)	44	24	526	233	140
Gain on Sale of Branches	—	—	—	5,203	—	5,203	—	—
Net Gain (Loss) on Disposal of Fixed Assets	439	—	(8)	—	—	(3)	(61)	2
Adjusted Noninterest Income (Non-GAAP)	$ 2,346	$ 2,304	$ 2,628	$ 3,442	$ 2,174	$ 10,554	$ 9,299	$ 8,425
Adjusted Operating Revenue (Non-GAAP)	$ 13,361	$ 12,467	$ 12,521	$ 13,673	$ 12,184	$ 50,706	$ 51,203	$ 51,599
Adjusted Efficiency Ratio (Non-GAAP)	63.02 %	64.18 %	65.88 %	69.73 %	77.27 %	74.25 %	68.14 %	63.83 %

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 57

Non-GAAP Financial Measures: Core Earnings [1]

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Interest Income (GAAP)	$ 12,287	$ 10,958	$ 10,616	$ 10,963	$ 10,786	$ 10,820	$ 10,988	$ 11,755	$ 11,656	$ 11,727
Noninterest Income (GAAP)	2,739	2,105	2,613	8,689	2,198	2,219	3,174	2,778	2,173	2,648
(Gain) loss on securities	46	199	7	(44)	(24)	(11)	(447)	(213)	59	(517)
(Gain) on sale of branches	—	—	—	(5,203)	—	—	—	—	—	—
(Gain) loss on disposal of Fixed Assets	(439)	—	8	—	—	3	—	13	65	—
PPP Fees	(117)	(130)	(405)	(321)	(379)	(488)	(536)	(703)	(317)	(217)
Nonperforming commercial real estate loan [2]	—	—	—	(897)	—	—	—	—	—	—
Core Income (Non-GAAP)	$ 14,516	$ 13,132	$ 12,839	$ 13,187	$ 12,581	$ 12,543	$ 13,179	$ 13,630	$ 13,636	$ 13,641
Interest Expense (GAAP)	$ 1,272	$ 795	$ 723	$ 732	$ 776	$ 886	$ 1,011	$ 1,121	$ 1,240	$ 1,406
Noninterest Expense (GAAP)	8,827	8,410	8,656	9,972	9,773	13,722	9,395	9,725	28,968	9,071
Goodwill Impairment	—	—	—	—	—	—	—	—	(18,693)	—
Branch Optimization[1]:										
Writedown on Fixed Assets	—	—	—	(23)	(2)	(2,268)	—	(240)	(884)	—
Impairment of Intangible Assets	—	—	—	—	—	(1,178)	—	—	—	—
Contracted Services	—	—	—	(859)	(1,212)	(434)	(268)	—	—	—
Employee Severance Costs	—	—	—	—	—	(335)	—	—	—	—
Branch Lease Impairment	—	—	—	—	—	(227)	—	—	—	—
Legal and Professional Fees	—	—	—	(76)	(37)	(241)	—	—	—	—
Data Processing Fees	—	—	—	(8)	(14)	(110)	—	—	—	—
Other Expenses	—	—	—	—	—	(1)	(18)	—	—	—
Core Expense (Non-GAAP)	$ 10,099	$ 9,205	$ 9,379	$ 9,738	$ 9,284	$ 9,814	$ 10,120	$ 10,606	$ 10,631	$ 10,477
Core Earnings (Non-GAAP)	$ 4,417	$ 3,927	$ 3,460	$ 3,449	$ 3,297	$ 2,729	$ 3,059	$ 3,024	$ 3,005	$ 3,164

[1] Core Earnings adjusted for provision, PPP fees, other one-time items, and branch optimization expenses that were previously reported in the Company's quarterly press release filings with the Securities and Exchange Commission ("SEC") from June 30, 2020 through September 30, 2022.
[2] Nonperforming commercial real estate loan was previously reported in the Company's Press Release for the December 31, 2021 time period.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 58

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 59 Three Months Ended Full Year 9/30/22 9/30/21 12/31/21 12/31/20 12/31/19 (Dollars in thousands) Net Income (Loss) Before Income Tax Expense (Benefit) (GAAP) $ 4,927 $ 2,435 $ 14,695 $ (9,392) $ 16,056 Provision for Loan Losses — — (1,125) 4,000 725 Goodwill and Intangible Asset Impairment — — 1,178 18,693 — Writedown on Fixed Assets — 2 2,293 1,124 — PTPP Net Income (Non-GAAP) (Numerator) $ 4,927 $ 2,437 $ 17,041 $ 14,425 $ 16,781 Annualization Factor 3.9674 3.9674 1.0000 1.0000 1.0000 Average Assets (Denominator) $ 1,396,614 $ 1,469,277 $ 1,464,455 $ 1,378,074 $ 1,311,425 PTPP Return on Average Assets (Non-GAAP) 1.40% 0.66% 1.16% 1.05% 1.28 % Non-GAAP Financial Measures: Pre-Tax Pre-Provision Return on Average Assets

CB Financial Services, Inc. (Nasdaq: CBFV) October 2022 Page 60 9/30/22 6/30/22 3/31/22 12/31/21 9/30/21 (Dollars in thousands) Allowance for Loan Losses $ 12,854 $ 12,833 $ 11,595 $ 11,582 $ 11,581 Total Loans $ 1,042,942 $ 1,027,969 $ 1,020,642 $ 1,020,796 $ 1,001,599 PPP Loans (768) (3,853) (8,242) (24,523) (32,703) Total Loans, Excluding PPP Loans (Non-GAAP) $ 1,042,174 $ 1,024,116 $ 1,012,400 $ 996,273 $ 968,896 Allowance for Loan Losses to Total Loans, Excluding PPP Loans (Non-GAAP) 1.23% 1.25% 1.15% 1.16% 1.20 % Non-GAAP Financial Measures: Allowance for Loan Losses, Excluding PPP Loans